Exhibit 10.1

AMENDMENT NO. 1 AND WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 AND WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 5, 2019 by and among LANDMARK INFRASTRUCTURE ASSET OPCO II LLC, a Delaware limited liability company (“Landmark Asset II OpCo”), LANDMARK INFRASTRUCTURE INC., a Delaware corporation (“Landmark REIT”), LANDMARK INFRASTRUCTURE OPERATING COMPANY LLC, a Delaware limited liability company (“Landmark Operating Company”, and together with Landmark Asset II OpCo and Landmark REIT, collectively, the “Borrowers”), and the Required Lenders signatory hereto is entered into with respect to that certain Third Amended and Restated Credit Agreement dated as of November 15, 2018 (the “Credit Agreement”), among the Borrowers, LANDMARK INFRASTRUCTURE PARTNERS LP, a Delaware limited partnership, the banks and other financial institutions from time to time party thereto as lenders (the “Lenders”) and SUNTRUST BANK, as administrative agent (in such capacity, the “Administrative Agent”).

A.	The Borrowers have requested that the Lenders party hereto, which constitute the Required Lenders, agree to amend certain provisions of the Credit Agreement.
B.	Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

Section 1.Amendments to Credit Agreement.

Sub-clause (i) of Section 8.1(f) of the Credit Agreement is hereby amended by inserting “of any Borrower or any of their respective Restricted Subsidiaries” immediately after each of the second and third instances of the phrase “Material Indebtedness” therein as reflected below:

“(i) any Borrower or any of their respective Restricted Subsidiaries (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of, or premium or interest on, any Material Indebtedness (other than any Hedging Obligation) that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing or governing such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any Material Indebtedness of the Borrower or any of their respective Restricted Subsidiaries and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any Material Indebtedness of the Borrower or any of their respective Restricted Subsidiaries shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof (in each case, excluding (A) any prepayment or redemption requirements in connection with a Disposition permitted under this Agreement of assets that secure Material Indebtedness to the extent such Material Indebtedness is repaid in connection with such Disposition and (B) any offer to prepay or redeem Indebtedness of any Person or securing any assets acquired in an acquisition permitted pursuant to this Agreement) or (ii) there occurs under any Hedging Transaction an Early Termination Date (as defined in such Hedge Transaction) resulting from (A) any event of default under such Hedging Transaction as to which any Borrower or any of their respective Restricted Subsidiaries is the Defaulting Party (as defined in such Hedging Transaction) and the Hedge Termination Value owed by such Borrower or such Restricted Subsidiary as a result thereof is greater than the Threshold Amount or (B) any Termination Event (as so defined) under such Hedging Transaction as to which any Borrower or any Restricted Subsidiary is an Affected Party (as so defined) and the Hedge Termination Value owed by such Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount and is not paid; or”

Section 2.Waiver.

The Required Lenders hereby agree that any Default or Event of Default under Section 8.1(f) of the Credit Agreement that occurred prior to the date of this Amendment that would not be a Default or Event of Default under Section 8.1(f) as revised by this Amendment is hereby waived.

Section 3.Amendment No. 1 Effective Date; Conditions Precedent.

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when the Administrative Agent shall have received signature pages for this Amendment from the Borrowers, the Guarantors and Lenders constituting the Required Lenders.

Section 4.Representations and Warranties

. The Borrowers represent and warrant to the Administrative Agent and each of the Lenders that the execution, delivery and performance by the Borrowers of this Amendment is within the Borrowers’ organizational powers and has been duly authorized by all necessary organizational action on the part of the Borrowers.  This Amendment has been duly executed and delivered by the Borrowers and constitutes, a valid and binding obligation of the Borrowers, enforceable against each such Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

Section 5.Credit Agreement.  Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the Amendment No. 1 Effective Date, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby.  This Amendment shall be a Loan Document for all purposes.

Section 6.Applicable Law.  This Amendment shall be construed in accordance with and governed by the law (without giving effect to the conflicts of law principles thereof except for Sections 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.

Section 7.Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.  Delivery of an executed signature page of this Amendment by facsimile or “pdf file” transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8.Expenses.  The Borrowers agree to reimburse the Administrative Agent for the reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Sidley Austin LLP, counsel for the Administrative Agent.

Section 9.Affirmation of Guarantors.  Each of the undersigned Guarantors consents to execution, delivery and performance by the Borrowers of this Amendment and ratifies and confirms that the Guaranty and Security Agreement executed by it and each other Loan Document executed by it continues in full force and effect and is not released, diminished, impaired, reduced, or otherwise adversely affected, and all of its obligations thereunder are hereby ratified and confirmed.  Without limiting the foregoing, each Guarantor affirms that all Obligations under the Credit Agreement as modified by this Amendment herein contained are included in the “Guaranteed Obligations” as defined in the Guaranty and Security Agreement.

Section 10.Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

LANDMARK INFRASTRUCTURE ASSET OPCO II LLC, as a Borrower

By:	/s/ George Doyle
	Name:	George Doyle
	Title:	Chief Financial Officer

LANDMARK INFRASTRUCTURE INC., as a Borrower

By:	/s/ George Doyle
	Name:	George Doyle
	Title:	Chief Financial Officer

LANDMARK INFRASTRUCTURE OPERATING COMPANY LLC, as a Borrower

By:	/s/ George Doyle
	Name:	George Doyle
	Title:	Chief Financial Officer

GUARANTORS:

LANDMARK INFRASTRUCTURE PARTNERS LP, as a Guarantor

By:	Landmark Infrastructure Partners GP LLC, its general partner

	By:	/s/ George Doyle
	Name:	George Doyle
	Title:	Chief Financial Officer

LANDMARK INFRASTRUCTURE ASSET OPCO LLC
LANDMARK INFRASTRUCTURE OPCO-R LLC
LANDMARK INFRASTRUCTURE REIT LLC
LANDMARK INFRASTRUCTURE REITCO I LLC
LANDMARK INFRASTRUCTURE REITCO II LLC
LANDMARK INFRASTRUCTURE REITCO III LLC
LANDMARK PR ACQUISITION COMPANY LLC
LD ACQUISITION COMPANY LLC
LD ACQUISITION COMPANY 2 LLC
LD ACQUISITION COMPANY 5 LLC
LD ACQUISITION COMPANY 6 LLC
LD ACQUISITION COMPANY 7 LLC
LD ACQUISITION COMPANY 11 LLC
LD ACQUISITION COMPANY 12 LLC
LD FLEXGRID DALLAS LLC
LD SIXTH STREET LLC
LD TALL WALL I LLC
MCCRARY HOLDINGS I, LLC
MD7 CAPITAL THREE, LLC
MD7 FUNDING ONE, LLC
VERUS MANAGEMENT TWO, LLC, each as a Guarantor

By:	/s/ George Doyle
Name:	George Doyle
Title:	Chief Financial Officer

SUNTRUST BANK,
As Administrative Agent, as an Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ Samantha Sanford
	Name:	Samantha Sanford
	Title:	Vice President

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Kerri Colwell
	Name:	Kerri Colwell
	Title:	Senior Vice President

REGIONS BANK,
as a Lender

By:	/s/ Bruce Rudolph
	Name:	Bruce Rudolph
	Title:	Director

TEXAS CAPITAL BANK, N.A.,
as a Lender

By:	/s/ Kurt A. Goeringer
	Name:	Kurt A. Goeringer
	Title:	Executive Vice President

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Cory Castillo
	Name:	Cory Castillo
	Title:	Vice President

CITY NATIONAL BANK,
as a Lender

By:	/s/ Brandon Feitelson
	Name:	Brandon Feitelson
	Title:	Senior Vice President

ING CAPITAL LLC,
as a Lender

By:	/s/ Pim Rothweiler
	Name:	Pim Rothweiler
	Title:	Managing Director

By:	/s/ Jonathan Feld
	Name:	Jonathan Feld
	Title:	Vice President

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kevin Quan
	Name:	Kevin Quan
	Title:	Authorized Signatory

VERITEX COMMUNITY BANK, as Successor-in-Interest to Green Bank, N.A.,
as a Lender

By:	/s/ Greg Christmann
	Name:	Greg Christmann
	Title:	Executive Vice President